Exhibit 10.23

Page 1 of 1 Cirrus Aircraft Change Request Purchaser: Flewber, Inc Main Address: 1411 Broadway, 38th Floor New York, NY 10018 United States Serial Number: Registration: Order Date: Mobile Phone: Email: 0209 N619GK 04/03/2023 (917) 337 - 7774 marc@flewber.com This Change Request to the Aircraft Order is herewith submitted for Cirrus Aircraft review and approval . If approved, it will be made a supplement of and is made a part of the above - referenced Order and shall in no way void or nullify any provision thereof except to the extent specified below and attested to by the signatures of both parties to the original Order . 1. Initial Deposit Cirrus Aircraft agrees to extend the initial deposit deadline date referenced in Section 3 of the Aircraft Purchase Agreement to now be due on or before 4/14/23 . Agreed to and effective this day: 4/03/2023 Seller: Cirrus Aircraft Purchaser: Flewber, Inc By: By: Date Signed: 4/4/2023 | 11:23:22 AM CDT Name: Boni Caldeira Title: Vice President, Aircraft Sales Date Signed: 4/9/2023 | 12:06:15 PM PDT Name: Marc Sellouck Title: DocuSign Envelope ID: 8E67311A - 0AB9 - 4683 - 9BDF - 241C5BB9C96D DocuSign Envelope ID: 3147B170 - 3C62 - 46FA - 8189 - 7A4CAD970DB0 President